                              WM GROUP OF FUNDS

                        1201 THIRD AVENUE, 22ND FLOOR
                          SEATTLE, WASHINGTON 98101

                      SUPPLEMENT DATED JUNE 22, 1999 TO
           PROSPECTUS DATED MARCH 1, 1999, AS REVISED MAY 19, 1999


1.  International Growth Fund.

    Subject to shareholder approval, it is expected that effective on or about June 23, 1999, Capital Guardian Trust Company ("Capital Guardian") will assume sub-advisory responsibility for the International Growth Fund.

    Capital Guardian is wholly-owned by Capital Group International, Inc. which itself is wholly-owned by the Capital Group Companies, Inc. ("Capital Group"). Capital Guardian employs a team of portfolio managers each of whom can be considered to have primary responsibility for the day-to-day management of the portion of the Fund assigned to him or her. They are: David I. Fisher, Harmut Giesecke, Richard N. Havas, Nancy J. Kyle, John McIlwraith, Robert Ronus, Lionel
M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian as well as Vice Chairman of Capital International, Inc., Emerging Markets Growth Fund, Inc. and also a director of the Capital Group Companies, Inc. He has been employed by the Capital Group organization for 29 years. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and Managing Director, Asia-Pacific, Capital Group International, Inc. Mr. Giesecke, who has been with the Capital Group organization for 26 years, is also a Senior Vice President and a Director of Capital International, Inc. as well as a Senior Vice President of Capital International Research, Inc. and a Vice President of Emerging Markets Growth Fund. Mr. Havas, who has been with the Capital Group organization for 13 years, is a Senior Vice President and portfolio manager for Capital Guardian and Capital International Limited as well as a Senior Vice President and Director of Capital Guardian (Canada), Inc. Ms. Kyle, who has been with the Capital Group organization for 8 years, is a Senior Vice President and Director of Capital Guardian. Ms. Kyle is also President and a Director of Capital Guardian (Canada), Inc. and a Vice President of Emerging Markets Growth Fund. Mr. McIlwraith is a Senior Vice President and a Director of Capital Guardian as well as a Director and Senior Vice President of Capital International Limited. Mr. McIlwraith is also an international equity portfolio manager and has been with the Capital Group organization for 15 years. Mr. Ronus is President and a Director of Capital Guardian, as well as Chairman of the Board of Directors of Capital Guardian (Canada), Inc., a Director of the Capital Group and Capital Group International, Inc., and a Senior Vice President of Capital International S.A. and Capital International Limited. Mr. Ronus has been employed by the Capital Group organization for 26 years. Mr. Sauvage is a Senior Vice President and portfolio manager for Capital Guardian and a Vice President for Capital International Research, Inc. Mr. Sauvage has been employed by the Capital Group organization for 12 years. Ms. Sikorsky is President and Managing Director of Capital International S.A., Chairman of Capital International Perspective, S.A., Managing Director-Europe and a Director of Capital Group International, Inc., as well as serving as a Director of the Capital Group, Capital International Limited and Capital International K.K. Ms. Sikorsky has been employed by the Capital Group organization for 36 years. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Capital International S.A., and has been employed by the Capital Group organization for 17 years.

    In selecting investments for the International Growth Fund, Capital Guardian seeks to identify foreign stocks that it believes have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets and strong management. Capital Guardian utilizes a research- driven "bottom-up" approach, in that decisions are made based upon extensive field research and direct company contact. Capital Guardian blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies and markets.

2.  Tax-Exempt Money Market and California Money Funds

    Effective on or about September 1, 1999, Class B shares of the Tax-Exempt Money Market and the California Money Funds will no longer be available for purchase, either directly or by exchange.


                    PLEASE RETAIN THIS SUPPLEMENT WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE.

                                                                        (over)
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3.  WM Strategic Asset Management Portfolios.

    Subject to shareholder approval, it is expected that effective on or about July 16, 1999, the Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, and Income Portfolio, the five initial series of WM Strategic Asset Management Portfolios, LLC, a Massachusetts limited liability company (the "LLC"), will succeed to all of the assets, rights, obligations and liabilities of the Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, and Income Portfolio series of shares of WM Strategic Asset Management Portfolios, a Massachusetts business trust (the "Trust"), respectively. Thereafter, the financial highlights and performance information contained in the Prospectus for WM Strategic Asset Management Portfolios will continue to relate to the Trust, as the predecessor of the LLC, while all other information in the prospectus about WM Strategic Asset Management Portfolios will relate to the LLC.

    The following unaudited financial information supplements the information appearing in the Prospectus under the heading "Financial Highlights." The unaudited financial statements for each series of the Trust for the six months ended April 30, 1999 are included in the Semi-Annual Report to Shareholders for that period, which is available upon request.

                            FINANCIAL HIGHLIGHTS*

For a share outstanding during the six-month period ended April 30, 1999.

                       STRATEGIC              CONSERVATIVE
                        GROWTH                   GROWTH                BALANCED          FLEXIBLE INCOME            INCOME
                       PORTFOLIO               PORTFOLIO              PORTFOLIO             PORTFOLIO             PORTFOLIO
                -----------------------  ----------------------  --------------------  --------------------  --------------------
                   CLASS A      CLASS B     CLASS A     CLASS B    CLASS A    CLASS B    CLASS A    CLASS B    CLASS A    CLASS B
Net Asset Value,
  Beginning of
    Period          $11.67       $11.52      $10.97      $10.85     $11.02     $11.02     $10.63     $10.63     $10.25     $10.25
                    ------       ------      ------      ------     ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment
    Income/(Loss)   $ 0.01++     $(0.03)++   $ 0.05++    $ 0.00++#  $ 0.11++   $ 0.07++   $ 0.19++   $ 0.15++   $ 0.28     $ 0.25
  Net Realized &
    Unrealized
    Gain/(Loss) on
    Investments       3.46         3.41        2.94        2.91       1.98       1.99       0.70       0.70     (0.02)     (0.03)
                    ------       ------      ------      ------     ------     ------     ------     ------     ------     ------
    Total From
      Investment
      Operations    $ 3.47       $ 3.38      $ 2.99      $ 2.91     $ 2.09     $ 2.06     $ 0.89     $ 0.85     $ 0.26     $ 0.22
                    ------       ------      ------      ------     ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from
    Net Investment
    Income          $(0.01)      $ --        $(0.18)     $(0.10)    $(0.22)    $(0.19)    $(0.25)    $(0.21)    $(0.29)    $(0.25)
  Distributions
    In Excess of
    Net Investment
    Income           (0.40)       (0.32)      (0.24)      (0.24)     (0.14)     (0.14)     (0.02)     (0.02)     (0.01)     (0.01)
  Distributions
    from Net
    Realized
    Capital Gains    (0.80)       (0.80)      (0.74)      (0.74)     (0.67)     (0.67)     (0.29)     (0.29)     (0.02)     (0.02)
                    ------       ------      ------      ------     ------     ------     ------     ------     ------     ------
    Total
      Distributions $(1.21)      $(1.12)     $(1.16)     $(1.08)    $(1.03)    $(1.00)    $(0.56)    $(0.52)    $(0.32)    $(0.28)
                    ------       ------      ------      ------     ------     ------     ------     ------     ------     ------
Net Asset Value,
  End of Period     $13.93       $13.78      $12.80      $12.68     $12.08     $12.08     $10.96     $10.96     $10.19     $10.19
                    ======       ======      ======      ======     ======     ======     ======     ======     ======     ======
Total Return+       31.45%       31.01%      28.80%      28.33%     20.05%     19.71%      8.68%      8.30%      2.50%      2.12%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End
  of Period
  (in 000's)       $33,176      $89,988    $128,413    $206,683   $114,570   $158,170    $11,949    $27,643     $7,983    $11,446
  Ratio of
    Operating
    Expenses to
    Average Net
    Assets(a)        1.06%**      1.81%**     1.00%**     1.75%**    1.01%**    1.76%**    0.98%**    1.72%**    0.99%**    1.74%**
  Ratio of Net
    Investment
    Income/
    (Loss) to
    Average Net
    Assets           0.22%**     (.53)%**     0.83%**     0.08%**    1.91%**    1.16%**    3.57%**    2.83%**    5.59%**    4.84%**
  Portfolio
    Turnover
    Rate               19%          19%         13%         13%        35%        35%        30%        30%        29%        29%
  Ratio or
    Operating
    Expenses to
    Average Net
    Assets
    Without Fee
    Waivers,
    Expenses
    Reimbursed
    and/or Fees
    Reduced by
    Credits
    Allowed by the
    Custodian(a)     1.11%**      1.86%**     1.04%**     1.79%**    1.04%**    1.79%**    1.21%**    1.95%**    1.32%**    2.07%**

  * Financial information is unaudited.
 ** Annualized.
  # Amount represents less than $0.01 per share.
  + Total return is not annualized for periods less than one year and does not reflect any applicable sales charges. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.
 ++ Per share numbers have been calculated using the average shares method.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly, but does not include each Portfolio's prorated share of expenses of the Underlying Funds.
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